UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2014

W. P. CAREY INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-13779	45-4549771
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Rockefeller Plaza, New York, NY		10020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On May 8, 2014, W. P. Carey Inc. (“W. P. Carey”) issued an earnings release announcing its financial results for the quarter ended March 31, 2014. A copy of the earnings release is attached as Exhibit 99.1.

The information furnished pursuant to this “Item 2.02 Results of Operations and Financial Condition,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On May 8, 2014, W. P. Carey made available certain unaudited supplemental financial information at March 31, 2014, including its earnings release for the quarter ended March 31, 2014, which had been previously released. A copy of this supplemental information is attached as Exhibit 99.2.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Earnings release of the registrant for the quarter ended March 31, 2014.

Exhibit 99.2 Supplemental information of the registrant at March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date:	May 8, 2014	By: /s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer